Exhibit 99.1
9341 Courtland Drive, Rockford, MI 49351
Phone (616) 866-5500
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FOR IMMEDIATE RELEASE
CONTACT: Dave Latchana, +1 (616) 863-4226

WOLVERINE WORLDWIDE APPOINTS MELISSA MULLEN
AS SWEATY BETTY GLOBAL BRAND PRESIDENT

Omnichannel retail veteran to help accelerate
global growth and brand-building strategy

ROCKFORD, Mich., June 12, 2023 — Wolverine World Wide, Inc. (NYSE: WWW), which operates one of the world’s largest portfolios of lifestyle and footwear brands, announced today the appointment of Melissa Mullen as Global Brand President of Sweaty Betty, a premium women’s activewear brand acquired in August 2021.

Ms. Mullen, a seasoned consumer-focused and omnichannel retail leader, brings a wealth of experience from various senior executive roles with global fashion, athletic, and footwear brands. She most recently served since 2019 as Vice President and General Manager of UK and Ireland for Jo Malone London, a British lifestyle brand owned by the Estée Lauder Companies. She was responsible for all commercial operations in these two key markets, including stores, eCommerce, and wholesale.

Prior to joining Jo Malone London, Ms. Mullen worked at Nike for more than eight years in a variety of eCommerce and merchandising roles across Europe, Asia, and North America. These included serving as Senior Director of Nike Direct Retail in the UK and Ireland, and as Senior Director of Nike.com Global Expansion.

Ms. Mullen will report to Isabel Soriano, President of Wolverine Worldwide’s London-based International Group, closely aligning the brand with the Company’s other international businesses and enabling the teams to leverage strengths and resources across functions. She succeeds Julia Straus, who as previously announced is returning to the United States with her family.

“Melissa’s proven track record with consumer-obsessed global athletic and fashion brands makes her the ideal leader to help propel Sweaty Betty forward, and I’m extremely excited to welcome her as its next Global Brand President,” said Ms. Soriano. “Her deep omnichannel experience and industry knowledge will help position the brand for long-term success.”

“Wolverine Worldwide’s strategy includes focusing our efforts and investments on Sweaty Betty and other key brands within our portfolio,” said Brendan Hoffman, Wolverine Worldwide’s Chief Executive Officer. “I’m confident Melissa will help unlock Sweaty Betty’s global growth potential and forge even stronger connections with its consumers around the world.”

“When the opportunity arose to lead Sweaty Betty, a brand rooted in purpose and deep consumer connections, I knew I had to be part of the next chapter of its story,” said Ms. Mullen.

“I look forward to working with this incredible team to grow our business and support our mission to empower women around the world through fitness and beyond.”

ABOUT WOLVERINE WORLDWIDE

Founded in 1883 on the belief in the possibility of opportunity, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children's and uniform footwear and apparel. Through a diverse portfolio of highly recognized brands, our products are designed to empower, engage and inspire our consumers every step of the way. The Company’s portfolio includes Merrell®, Saucony®, Sperry®, Sweaty Betty®, Hush Puppies®, Wolverine®, Chaco®, Bates®, HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for 140 years, the Company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, including statements regarding the Company’s expectations with respect to: the Sweaty Betty brand’s growth and long-term success, the Company’s strategy to focus its efforts and investments on Sweaty Betty and other key brands in the portfolio; and the strength of the connections between Sweaty Betty and its consumers. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the risk that the Company will be able to successfully implement its growth and profit improvement strategies; the effects of the COVID-19 pandemic or other health crises and containment efforts on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects; changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, inflationary pressures and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and direct-to-consumer markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and retailers; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s supply chain or distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

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